Exhibit 99.1

MINERCO RESOURCES, INC.
CORPORATE TRADING POLICY

This policy supercedes any previously dated policies related to the trading of the Company’s securities for all Board members, officers, and employees.

I.         GENERAL POLICY

1.1
The purpose of this policy and procedure is to assure compliance with the laws prohibiting “insider trading” in Minerco Resources, Inc.’s (the “Company”) securities and disclosure (or “tipping”) of material, non-public information to outsiders. This Policy has been adopted by the Board of Directors of the Company.  It applies to all employees, officers, and directors of the Company.

1.2
This policy and procedure is to provide employees and Board members with meaningful guidance to avoid individual and/or Company liability under the securities laws, the appearance of impropriety and resulting damage to the Company’s business reputation.

II.         DEFINITIONS

2.1	Company. Minerco Resources, Inc. and its direct and indirect subsidiaries.

2.2	Chief Financial Officer. The Chief Financial Officer is that officer of the Company appointed to such office by the Board of Directors in accordance with the by-laws of the Company.

2.3
“Insider” Employees.  Employees and officers who, by virtue of their position or responsibilities, may have access to Material, Non-public Information.  For purposes of this Policy, such persons would include:

(a)	Officers of the Company (i.e., designated officers, as well as persons having managerial or supervisory responsibilities with respect to any business division).

(b)	All employees with finance and general-ledger accounting responsibilities.

2.4
Material Information.  Information about the Company that the average investor would want to know before deciding whether to buy, sell or hold the Company’s securities (i.e., information potentially affecting the market price of such securities.)

2.5
Non-public Information.  Information that has not been included in the Company’s filings with the Securities and Exchange Commission (“SEC”) or in a press release broadly disseminated to the investing public.  For purposes of this Policy, information is not considered “public” until the third business day after its filing or public release (e.g., where an announcement is made before the opening of securities markets on Monday, information will be “public,” for purposes of this Policy, starting on Wednesday).

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2.6
Section 16 Officers.  Officers of the Company who have received notification from Company management as to their obligation to file security-ownership reports with the SEC pursuant to Section 16 of the Securities Exchange Act of 1934.

2.7
Securities.  Common stock, preferred stock or debt securities of the Company (whether presently outstanding or as may be issued in the future) and publicly-traded options to sell or buy those securities (warrants, puts, call, etc.)

III.         APPLICATION

3.1	This Policy applies to all Board members, officers and employees of the Company and members of their households.

3.2
This Policy applies to any and all transactions in Securities, including purchases and sales for an employee’s account in any Company investment or savings plan whether presently in effect or hereafter established.  The “no trade period,” “trading window” and pre-clearance requirements of this Policy do not apply to the exercise of stock options granted by the Company to acquire its common stock, but do apply to any sale of stock issued upon exercise of such an option.

3.3	Board members and Section 16 Officers are subject to certain requirements (e.g., Rule 144, short-swing profits and Section 16 filings) in addition to those discussed in this Policy.

IV.         PROCEDURE FOR ALL EMPLOYEES REGARDING TRADING IN COMPANY SECURITIES

4.1
Must not purchase or sell Securities while they have Material, Non-public Information.  This prohibition, which applies until the third business day after such information is made available to the public, includes:

(a)	Purchases or sales by members of the employee’s household.

(b)	Purchases and sales by entities controlled by the employee (corporations, partnerships, trusts, etc.)

4.2
Must not disclose Material, Non-public Information regarding the Company to other employees, (except on a need-to-know basis), family members or any other third party.  This is to assure that no employee becomes a “tipper,” liable for the trading activities of his or her “tippee.”  (Such disclosure may also violate confidentiality obligations to the Company.)

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4.3	Must not participate in any Internet chat room discussions about Minerco Resources, Inc.

4.4	Must pre-clear purchases and sales of Securities with the Company’s Chief Financial Officer and with outside securities counsel, Gracin & Marlow, LLP

4.5	May not purchase or sell the securities of another company while they have material, non-public information about the other company learned while performing their job at the Company.

V.         PROCEDURE FOR “INSIDER” EMPLOYEES TRADING IN COMPANY SECURITIES

5.1	Are subject to all restrictions listed for “All Employees.”

5.2
May not trade in Securities during the period commencing three weeks before the end of any fiscal quarter and ending on the third business day after the public release of earnings for that quarter (the “no trade” period.)

5.3
May not trade in Securities from the time they learn of Material, Non-public Information until the third business day after Material Information is made public (even if otherwise permitted by the preceding paragraph).

5.4	Must pre-clear any transaction in Securities with the Company’s Chief Financial Officer and outside securities counsel, Gracin & Marlow, LLP.

5.5
Are encouraged to trade only in periods of relative stability for the Company, even when they do not know of Material, Non-public Information, and to limit their transactions in Securities to periods immediately after all Material Information has been disclosed in a filing or otherwise.

5.6	May not at any time sell or buy any publicly traded options to sell or buy Securities (warrants, puts, calls, etc).

5.7	May not at any time engage in any short sale of Securities (i.e., a sale of Securities not owned on the date of sale).

5.8	May not use Securities as collateral in a margin account with a broker-dealer except under special circumstances approved in writing by the Chief Financial Officer.

5.9
May not place standing orders with brokers for automatic execution of transactions in Securities.  (These orders present too great a risk that the broker will effect a transaction without the employee’s knowledge at a time when the employee has Material, Non-public Information.)

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VI.         PROCEDURE FOR BOARD MEMBERS OF COMPANY AND SECTION 16 OFFICERS TRADING IN COMPANY SECURITIES

6.1	Are subject to all restrictions listed for “All Employees” and all restrictions listed for “Insider Employees.”

6.2	May trade in Securities only during the following “trading windows”:

(a)	The 3-week period commencing on the third business day after the public release of earnings for the fourth quarter and full fiscal year; and

(b)	The 4-week period commencing on the third business day after the public release of earnings for each of the first three fiscal quarters.

6.3	Even during a trading window, may not trade in Securities from the time they learn of Material, Non-public Information until the third business day after Material Information is made public.

6.4	Must not buy and sell, or sell and buy, any equity Securities (e.g., common stock, preferred stock) within a period of less than six months. Profits from any such transaction must be disregarded.

VII.         SPECIAL CIRCUMSTANCES

7.1	From time to time, the Company may determine that it is prudent to restrict trading by certain employees or groups. Special notifications will be given in those circumstances.

VIII.         CONSEQUENCES

8.1
Failure by any Board member or employee to abide by this policy will result in sanctions, which may include dismissal for cause.  (This Policy is intentionally broader than the law as it is intended to avoid even the appearance of improper conduct.)

8.2
Trading on Material, Non-public Information is a crime subject to significant fines and jail terms for individuals.  In addition, the SEC may seek civil penalties and violators must disgorge any profits made and may be subject to civil liability to private plaintiffs.

8.3	Employers and other controlling persons are also at risk under federal law and may be fined if they fail to take reasonable steps to prevent insider trading.

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8.4
Any sanctions imposed upon a Board member or employee for violation of insider trading laws will be the sole responsibility of the individual.  The Company will not cover or indemnify the individual for these costs.

IX.         EXAMPLES OF INFORMATION THAT MAY BE MATERIAL

9.1	The following is a non-exclusive list of the types of information that may be considered material:

(a)	Financial performance, especially quarterly and year-end earnings.

(b)	Company projections and strategic plans.

(c)	Significant changes in sales volume.

(d)	Significant developments with respect to products or services.

(e)	Significant pricing changes.

(f)	Stock splits, public or private Securities offerings, or other changes in capital structure.

(g)	Changes in dividend policies or amounts.

(h)	Significant changes in senior management.

(i)	Significant litigation or enforcement action (actual or threatened), and the resolution of such action.

(j)	Significant mergers and acquisitions, financings or the sale of assets involving the Company.

(k)	Major events such as changes in accounting policies or marketing plans.

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